Exhibit 10.7

OMNIBUS AMENDMENT TO COLLATERAL DOCUMENTS

THIS OMNIBUS AMENDMENT TO COLLATERAL DOCUMENTS (this “Amendment”) is entered into as of this 12th day of April 2022 by and among CIBC Bank USA (formerly known as the PrivateBank and Trust Company), in its capacity as collateral agent (the “Collateral Agent”) for the Senior Lenders (as defined in the Intercreditor Agreement defined below, the “Senior Lenders”), Winmark Corporation, a Minnesota corporation (“Winmark”), Wirth Business Credit, Inc., a Minnesota corporation (“Wirth”), Winmark Capital Corporation, a Minnesota corporation ( “Winmark Capital”), and Grow Biz Games, Inc., a Minnesota corporation (“Grow Biz”).

WHEREAS, the Collateral Agent and Winmark are parties to that certain Amended and Restated Pledge Agreement, dated as of May 14, 2015 (as amended, restated, supplemented, or otherwise modified prior to the date hereof, the “Pledge Agreement”), whereby Winmark granted to the Collateral Agent (for the ratable benefit of the Senior Lenders) a security interest in the Collateral (as defined in the Pledge Agreement).

WHEREAS, the Collateral Agent and Winmark are parties to that certain Amended and Restated Security Agreement, dated as of May 14, 2015 (as amended, restated, supplemented, or otherwise modified prior to the date hereof, the “Winmark Security Agreement”), whereby Winmark granted to the Collateral Agent (for the ratable benefit of the Senior Lenders) a security interest in the Collateral (as defined in the Winmark Security Agreement).

WHEREAS, the Collateral Agent and Wirth are parties to that certain Amended and Restated Security Agreement, dated as of May 14, 2015 (as amended, restated, supplemented, or otherwise modified prior to the date hereof, the “Wirth Security Agreement”), whereby Wirth granted to the Collateral Agent (for the ratable benefit of the Senior Lenders) a security interest in the Collateral (as defined in the Wirth Security Agreement).

WHEREAS, the Collateral Agent and Winmark Capital are parties to that certain Amended and Restated Security Agreement, dated as of May 14, 2015 (as amended, restated, supplemented, or otherwise modified prior to the date hereof, the “Winmark Capital Security Agreement”), whereby Winmark Capital granted to the Collateral Agent (for the ratable benefit of the Senior Lenders) a security interest in the Collateral (as defined in the Winmark Capital Security Agreement).

WHEREAS, the Collateral Agent and Grow Biz are parties to that certain Amended and Restated Security Agreement, dated as of May 14, 2015 (as amended, restated, supplemented, or otherwise modified prior to the date hereof, the “Grow Biz Capital Security Agreement” and together with the Winmark Security Agreement, the Wirth Security Agreement, and the Winmark Capital Security Agreement, the “Security Agreements”; the Security Agreements together with the Pledge Agreement, the “Collateral Documents”), whereby Grow Biz Capital granted to the Collateral Agent (for the ratable benefit of the Senior Lenders) a security interest in the Collateral (as defined in the Grow Biz Capital Security Agreement).

WHEREAS, on the date hereof, Winmark, Wirth, Winmark Capital, and Grow Biz are entering to that certain Private Shelf Agreement with PGIM, Inc. and certain noteholders from time to time that purchase certain notes issued by Winmark, Wirth, Winmark Capital, and Grow Biz thereunder.

WHEREAS, on the date hereof, the Collateral Agent and the other parties to the Intercreditor Agreement (as defined in each of the Collateral Documents) are entering into that certain Amended and Restated Intercreditor and Collateral Agency Agreement which will amend and restate the Intercreditor Agreement (as defined in each of the Collateral Documents) in its entirety.

NOW THEREFORE, in consideration of the foregoing, and of the terms and conditions set forth herein, the parties hereto agree as follows:

1.Defined Terms.  Except as otherwise provided in, or modified by, this Amendment, capitalized terms used in this Amendment shall have the meanings defined in the applicable Collateral Document.
2.Amendments to Collateral Documents.
(a)Recital C of the Pledge Agreement is hereby amended and restated in its entirety to read as follows:

C.The Pledgor, the other Issuers (as defined in the Note Agreement (as defined below)), and certain purchasers (the “Purchasers”) of the Pledgor’s and the other Issuer’s (as defined in the Note Agreement (as defined below)) senior secured notes (the “Senior Secured Notes”) are parties to (i) that certain Note Purchase Agreement, dated as of May 14, 2015 (as amended, restated, supplemented, or otherwise modified from time to time, the “2015 Note Agreement”) and (ii) that certain Private Shelf Agreement, dated as of April __, 2022 (as amended, restated, supplemented, or otherwise modified from time to time, the “Private Shelf Agreement”, and together with the 2015 Note Agreement, collectively, the “Note Agreement”). The holders from time to time of the Senior Secured Notes are referred to herein as the “Noteholders”.

(b)Recital D of the Pledge Agreement is hereby amended and restated in its entirety to read as follows:

D.Pursuant to that certain Amended and Restated Intercreditor and Collateral Agency Agreement, dated as of April __, 2022 (as amended, restated, supplemented, or otherwise modified from time to time, the “Intercreditor Agreement”), by and between the Collateral Agent, the Bank Agent, the Bank Lenders and the Noteholders, the Collateral Agent shall, among other things, be appointed as collateral agent in respect of the Collateral described herein.

(c)Recital C of each Security Agreement is hereby amended and restated in its entirety to read as follows:

C.The Debtor, the other Issuers (as defined in the Note Agreement (as defined below)), and certain purchasers (the “Purchasers”) of the Debtor’s and the other

Issuers (as defined in the Note Agreement (as defined below)) senior secured notes (the “Senior Secured Notes”) are parties to (i) that certain Note Purchase Agreement, dated as of May 14, 2015 (as amended, restated, supplemented, or otherwise modified from time to time, the “2015 Note Agreement”) and (ii) that certain Private Shelf Agreement, dated as of April __, 2022 (as amended, restated, supplemented, or otherwise modified from time to time, the “Private Shelf Agreement”, and together with the 2015 Note Agreement, collectively, the “Note Agreement”). The holders from time to time of the Senior Secured Notes are referred to herein as the “Noteholders”.

(d)Recital D of each Security Agreement is hereby amended and restated in its entirety to read as follows:

D.Pursuant to that certain Amended and Restated Intercreditor and Collateral Agency Agreement, dated as of April __, 2022 (as amended, restated, supplemented, or otherwise modified from time to time, the “Intercreditor Agreement”), by and between the Collateral Agent, the Bank Agent, the Bank Lenders and the Noteholders, the Collateral Agent shall, among other things, be appointed as collateral agent in respect of the Collateral described herein.

3.Reaffirmation. Each of Winmark, Wirth, Winmark Capital, and Grow Biz hereby reaffirm and restate their respective duties, obligations and liability under the Collateral Documents, including, without limitation, the granting of a security interest in the Collateral (as defined in each Collateral Document) to the Collateral Agent (for the ratable benefit of the Senior Lenders).
4.Effect of Amendment.  The terms of this Amendment amend and modify the Collateral Documents as if fully set forth in the applicable Collateral Documents.  If there is any conflict between the terms, conditions and obligations of this Amendment and any of the Collateral Documents, this Amendment’s terms, conditions and obligations shall control.  All other provisions of the Collateral Documents not specifically modified by this Amendment shall be unmodified and remain in full force and effect.
5.Counterparts; Signatures.  This Amendment may be executed in one or more counterparts and by facsimile or other means of electronically imaging a signature, each of which shall constitute an original, and all of which together shall constitute one and the same instrument.
6.Governing Law.  This Amendment shall be governed by the internal laws of the State of Minnesota, without giving effect to the conflicts of law principals thereof.

(Signature page follows.)

This Omnibus Amendment to Collateral Documents has been duly executed by each of the parties hereto, effective as of the date first set forth above.

CIBC BANK USA, as Collateral Agent By: /s/ Leanne Manning Name: Leanne Manning Title: Managing Director

WINMARK CORPORATION By: /s/ Anthony D. Ishaug Name: Anthony D. Ishaug Title: Chief Financial Officer

WIRTH BUSINESS CREDIT, INC. By: /s/ Anthony D. Ishaug Name: Anthony D. Ishaug Title: Chief Financial Officer

WINMARK CAPITAL CORPORATION By: /s/ Anthony D. Ishaug Name: Anthony D. Ishaug Title: Chief Financial Officer

GROW BIZ GAMES, INC. By: /s/ Anthony D. Ishaug Name: Anthony D. Ishaug Title: Chief Financial Officer